THE BOARD OF SEQUENTIAL BRANDS GROUP ELECTS GARY JOHNSON AND STEW LEONARD JR. TO THE BOARD OF DIRECTORS

NEW YORK, May 1-- Globe Newswire -- Sequential Brands Group, Inc. (OTC: SQBG) (“Sequential” or the “Company”) today announced the election of Gary Johnson and Stewart Leonard Jr. as directors of the Company, effective immediately.

Mr. Leonard Jr. is currently Chief Executive Officer of Stew Leonard’s, a unique family-owned and operated, farm-fresh grocery and wine store chain. During Mr. Leonard Jr.’s tenure, which began in 1991, Stew Leonard’s has grown to include four supersized food stores and nine wine stores across Connecticut, New York and New Jersey. The stores are among the nation’s best performing per square foot generating approximately a half billion dollars in annual sales. The company also employs more than 2,000 team members and is consistently recognized by Forbes Magazine’s "100 Best Companies to Work For" list.  Mr. Leonard Jr. earned a B.S. degree from Ithaca College and received an MBA from UCLA.

Mr. Johnson is an entrepreneur who has founded and built several companies over his professional career. He has an extensive background in both public and private equity owned companies in the financial, business and direct marketing services industries. Mr. Johnson currently serves as Chairman of Capital Access Network, a 13 year old financial services company that has funded over 100,000 small retail businesses with over $3 billion of capital. Prior to this, Mr. Johnson served as Chairman and Chief Executive Officer of Vertue Inc., one the nation’s leading consumer marketing companies which was listed on the NASDAQ exchange from 1997 to 2007. Mr. Johnson earned a B.S. degree in civil engineering from Tufts University and received an MBA from Harvard Business School.

William Sweedler, Chairman of Sequential Brands Group, commented, “We have found two seasoned board directors that understand brand activation and the process of building them. Both Stew and Gary bring years of experience and insight to Sequential’s Board of Directors as we to continue to work with management to execute Sequential’s laser focused organic and acquisitive growth strategy.”

About Sequential Brands Group, Inc.

Sequential Brands Group, Inc. (SQBG) owns, promotes, markets, and licenses a portfolio of consumer brands that presently include William Rast®, People's Liberation®, DVS®, Heelys®, Caribbean Joe® and Ellen Tracy®. Sequential seeks to ensure that its brands continue to thrive and grow by employing strong brand management, design and marketing teams. Sequential has licensed and intends to license its brands in a variety of consumer categories to retailers, wholesalers and distributors in the United States and in certain international territories. For more information, please visit Sequential's corporate website at: www.sequentialbrandsgroup.com. To inquire about licensing opportunities, please email: newbusiness@sbg-ny.com.

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of the Company are forward-looking statements (“forward-looking statements”) that involve risks and uncertainties. For this purpose, any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. When used in this press release and in documents referenced herein, forward-looking statements include, without limitation, statements regarding our expectations, beliefs or intentions that are signified by terminology such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect the Company’s current views with respect to future events, based on what the Company believes are reasonable assumptions; however, such statements are subject to certain risks, uncertainties and other factors. Our actual results may differ materially from those anticipated in any forward-looking statements due to known and unknown risks, uncertainties and other factors. The section entitled “Risk Factors” set forth in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2012 and in similar discussions in our other Securities and Exchange Commission filings, discuss some of the important risks, uncertainties and other factors that may affect our business, results of operations and financial condition. The Company’s stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

Sequential Brands Group, Inc.

Gary Klein, Chief Financial Officer

646-564-2577

gklein@sequentialbrandsgroup.com

ICR

Rachel Schacter/John Rouleau

203-682-8200

Rachel.schacter@icrinc.com